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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 3, 2000

                              -------------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-30673                       13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440

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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.        Acquisition or Disposition of Assets.
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     On August 3, 2000, NTL  Incorporated  announced its  preliminary  operating statistics for its residential services for the quarter ended June 30, 2000.

     A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
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                  Exhibits

99.1              Press release, issued August 3, 2000


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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        NTL INCORPORATED
                                        (Registrant)


                                        By: /s/  Richard J. Lubasch
                                        ----------------------------------
                                        Name:    Richard J. Lubasch
                                        Title:   Executive Vice President-
                                                  General Counsel


Dated: August 4, 2000
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                                  EXHIBIT INDEX
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Exhibit                                                          Page
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99.1           Press release, issued August 3, 2000